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                                                                      Exhibit 21


                      SUBSIDIARIES OF THE PITTSTON COMPANY
          (Percentage of Voting Securities 100% unless otherwise noted)

                                                                                Jurisdiction
         Company                                                              of Incorporation
         -------                                                            -------------------
    The Pittston Company [Delaware]                                           Delaware
    Glen Allen Development, Inc.                                              Delaware
    Pittston Services Group, Inc.                                             Virginia
      Brink's Holding Company                                                 Virginia
        Brink's Home Security, Inc.                                           Delaware
        Brink's Guarding Services, Inc.                                       Delaware
        Brink's Home Security Canada Limited                                  Canada
      Brink's, Incorporated                                                   Delaware
        Brellis Partners, L.P. (50% Partnership)                              Virginia
        Brink's Antigua Limited (47%)                                         Antigua
        Brink's Express Company                                               Illinois
        Brink's (Liberia) Inc.                                                Liberia
        Brink's Redevelopment Corporation                                     Missouri
        Brink's St. Lucia Limited (26%)                                       B.W. Indies
        Brink's Security International, Inc.                                  Delaware
          Brink's Brokerage Company                                           Delaware
          Brink's Asia Pacific Pty Ltd.                                       Australia
          Brink's Allied Limited (50%)                                        Ireland
              Allied Couriers Limited                                         Ireland
              Brinks Ireland Limited                                          Ireland
          Brink's Argentina S.A.(51%)                                         Argentina
          Brink's Ayra India Private Limited (40%)                            India
          Brink's Australia Pty. Limited                                      Australia
          Brink's Bolivia S.A. (93.76% & Bl .27%)                             Bolivia
          Brink's Canada Limited                                              Canada
              Brink's Security Company Limited                                Canada
              Brink's SFB Solutions, Ltd.                                     Canada
          Brink's C.l.S., Inc.                                                Delaware
          Brink's de Colombia S.A. (50.5%)                                    Colombia
              Domesa de Colombia, S.A. (77%, C. Brinks 18%)                   Colombia
          Brink's Diamond and Jewelry Services, Inc.                          Delaware
          Brink's Diamond & Jewelery Services (International) (1993) Ltd.
          (99.9% Bl.1 %)                                                      Israel
          Brink's Diamond & Jewelry Services S.R.L.(99.9% Bl.1%)              Italy
          Brink's Far East Limited (99.9% Bl.1%)                              Hong Kong
          Brink's Global Services, Ltd.                                       U.K.
          Brink's Guvenlik Hizmetleri A.S.                                    Turkey
          Brink's-Hong Kong Limited (99.9% Bl.1%)                             Hong Kong
          Brink's International Air Courier, Inc.                             Delaware
          Brink's International Management Group, Inc.                        Delaware
          Brink's (Israel) Limited (70%)                                      Israel
          Brink's Japan Limited (51%)                                         Japan
          Brink's Nederland B.V.                                              Netherlands
          Brink's Network, Incorporated                                       Delaware
          Brink's Pakistan (Pvt) Limited (49%)                                Pakistan
          Brink's Panama, S.A. (49%)                                          Panama
              Immobiliaria Brink's Panama, S.A.                               Panama
          Brink's Puerto Rico, Inc.                                           Puerto Rico
          Brink's S.A.                                                        France
          Brink's-Schenker GmbH (50%)                                         Germany




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                                          2

                                                                                Jurisdiction
         Company                                                              of Incorporation
         -------                                                            -------------------
                Brink's Sicherheit                                                Germany
                   Security Consulting & Services GmbH                            Germany
           Brink's Singapore Pte. Ltd. (60%)                                      Singapore
           Brink's Securmark S.p.A. (24.5%)                                       Italy
           Brink's (Southern Africa) (Proprietary) Ltd.                           South Africa
           Brink's Taiwan Limited (94%)                                           Taiwan
           Brink's (Thailand) Limited (40%)                                       Thailand
           Brink's (UK) Limited                                                   U.K.
             Brink's Commercial Services Limited (BUK-99%, BSI-1sh)               U.K.
             Brink's Diamond & Jewelery Services Limited
             (BUK-99%, BSI-1sh)                                                   U.K.
             Brink's Limited (BUK-99%, BSI-1sh)                                   U.K.
               Brink's (Gibraltar) Limited (99%)                                  Gibraltar
               Brink's Limited (Bahrain) EC                                       Bahrain
               Brink's Security Limited (15% Legal Title Bks-Zieg.)
               (BL-99%, BUK 1%)                                                   U.K.
               Quarrycast Commercial Limited
                 (15% Leg.Ttle Bks-Zieg.) (BL-50%, BUK 1%)                        U.K.
           Brink's-Ziegler S.A. (50%)                                             Belgium
           Brink's Zurcher Freilager A.G. (51%)                                   Switzerland
           Cavalier Insurance Company, Ltd.                                       Bermuda
           Centro Americana de Inversiones Balboa C.A.(BSI 100%)                  Panama
           S.A. Brink's Diamond & Jewelry Services, N.V. (99%) (BDJS, Inc. 1%)    Belgium
           S.A. Brink's Europe N.V. (99%) (BDJS, Inc.-1%)                         Belgium
           S.A. Brink's-Ziegler Luxemborg (50%)                                   Luxemborg
           Servicios Brink's S.A. (60.45%)                                        Chile
           Societe Anonyme of Provision of Services in Transportation
             and Protection of Valuables (50.05%)                                 Greece
           Transpar Participacoes Ltda. (99.9%) [.1% by Bks Inc.]                 Brazil
               Alarm-Curso de Formacao de Vigilantes, Ltda. (99%)                 Brazil
               Brinks Seguranca e Transporte de Valores (99%)                     Brazil
               Brinks Viaturas e Equipamentos Ltda. (99%)                         Brazil
           Transporte de Valores Brink's Chile S.A. (60.45%)                      Chile
         Brink's SFB Solutions, Inc.                                              Delaware
         Hermes Transportes Blindados S.A. (Bl-4.96%; Balboa 31.038%)             Greece
         Security Services (Brink's Jordan) Company Ltd. (45%)                    Jordan
         Custravalca Brink's, C.A. (61%)                                          Venezuela
         Servicio Pan Americano de Proteccion, S.A. (20%)                         Mexico
           Canamex (51%)                                                          Mexico
           Inmobiliaria, A.J. (99.9%)                                             Mexico
           Productos Pan Americanos de Proteccion (99.9%)                         Mexico
           Servicio Salvadoreno de Proteccion (14%)                               Mexico
           VIGYA (99.9%)                                                          Mexico
    Pittston Finance Company Inc.                                                 Delaware
BAX Holding Company                                                               Virginia
    BAX Finance Inc.                                                              Delaware
    BAX Global Inc.                                                               Delaware
        BAXAIR Inc                                                                Delaware
        BAX Global International Inc.                                             Delaware
          Continental Freight (Pty) Ltd. (South Africa)                           South Africa
            BAX Global Pty Ltd. (South Africa)                                    South Africa
        BAX Holdings, Inc. (18.35%)                                               Philippines
          BAX Global (Philippines), Inc. (BHI-48.9%/BAI-50.9%)                    Philippines
        BAX Global (Malaysia) Sdn. Bhd.                                           Malaysia
          BAX Global Imports (Malaysia) Sdn. Bhd.
          (40%, Bumpautra-60%)                                                    Malaysia
        BAX-Transitarios, Limitada                                                Portugal
        BAX Global Aktiebolag                                                     Sweden
        BAX Global AG                                                             Switzerland
        BAX Global A/S                                                            Denmark
        Burlington Air Express (Brazil) Inc.                                      Delaware
        BAX Global (Canada) Ltd.                                                  Canada

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                                     3

                                                                                Jurisdiction
         Company                                                              of Incorporation
         -------                                                            -------------------
               797726 Ontario Inc.                                              Canada
         BAX Global Services Chile Limitada                                     Chile
         BAX Global do Brazil Ltda.                                             Brazil
         Burlington Air Express (Dubai) Inc.                                    Delaware
         BAX Global SARL (France)                                               France
               BAX Global S.A. (France)                                         France
         BAX Global GmbH                                                        Germany
         BAX Global Holding Pty. Limited                                        Australia
               Burlington Air Express (Aust) Pty. Limited                       Australia
                   AFCAB Pty. Limited (11.53%)                                  Australia
                   Brisbane Air Freight Forwarders Terminal Pty Ltd. (20%)      Australia
         BAX Global Cartage Pty. Limited                                        Australia
         BAX Global Japan K.K.                                                  Japan
         BAX Global (Korea) Co. Ltd. (51%)                                      South Korea
         BAX Global Limited (Hong Kong)                                         Hong Kong
         BAX Global, S.A. de C.V.                                               Mexico
         BAX Global (N.Z.) Ltd.                                                 New Zealand
               Colebrook Bros. Ltd. (New Zealand)                               New Zealand
         Walsh and Anderson (1991) Limited                                      New Zealand
         Burlington Air Express S.A. (Spain)                                    Spain
         Burlington Air Express Services Inc.                                   Delaware
         BAX Global S.r.l. [Italy]                                              Italy
               CSC Customs and Management Services S.r.L.                       Italy
         Burlington Air Express (U.K.) Limited                                  U.K.
               Alltransport Holdings Limited                                    U.K.
                   Alltransport International Group Limited                     U.K.
                   Alltransport Warehousing Limited                             U.K.
                   BAX Global (UK) Limited                                      U.K.
                   Pittston Administrative Services (U.K.) Limited              U.K.
                   BAX Global Ocean Services Limited                            U.K.
               WTC Air Freight (U.K.) Limited                                   U.K.
         BAX Express Limited (Ireland)                                          Ireland
         BAX International Forwarding Ltd. (33%)                                Taiwan
                   Burlington Air Express (Taiwan) Ltd.                         Taiwan
         BAX Global Networks B.V. (Netherlands)                                 Netherlands
               BAX Global B.V. (Netherlands)                                    Netherlands
                 Burlington Air Express N.V./S.A.(Belgium) (97%, BNI-3%)        Belgium
                 BAX Global Pte Ltd.(Singapore)                                 Singapore
           J. Cleton & Co. Holding B.V.                                         Netherlands
               J. Cleton & Co. B.V.                                             Netherlands
               Logicenter, B.V.                                                 Netherlands
               Chip Electronic Services B.V. (50%)                              Netherlands
           Burlington Networks Inc.                                             Delaware
           Burlington-Transmaso Air Express Lda. (50%)                          Portugal
           BAX Global (Proprietary) Limited                                     Australia
               Traco Freight (Pty) Ltd. (South Africa)                          South Africa
               Transkip (Proprietary) Limited                                   Australia
           Indian Enterprises Inc.                                              Delaware
               Indian Associates Inc. (40%)                                     Delaware
                 BAX Global India Private Limited (65%, BAXI-35%)               India
         Burlington Air Imports Inc.                                            Delaware
         Burlington Air Express Services Inc.                                   Delaware
         Burlington Land Trading Inc.                                           Delaware
         Highway Merchandise Express, Inc.                                      California





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                                      4

                                                                                Jurisdiction
         Company                                                              of Incorporation
         -------                                                            -------------------
               WTC Airlines, Inc.                                             California
               WTC SUB                                                        California
           Pittston Administrative Services Inc.                              Delaware
         Pittston Minerals Group Inc.                                         Virginia
           Pittston Coal Company                                              Delaware
               American Eagle Coal Company                                    Virginia
               Heartland Coal Company                                         Delaware
               Maxxim Rebuild Company, Inc.                                   Delaware
               Mountain Forest Products, Inc.                                 Virginia
               Pine Mountain Oil and Gas, Inc.                                Virginia
                   Addington, Inc.                                            Kentucky
                       Huff Creek Energy Company                              West Virginia
                       Ironton Coal Company                                   Ohio
                   Appalachian Land Company                                   West Virginia
                   Appalachian Mining, Inc.                                   West Virginia
                       Molloy Mining, Inc.                                    West Virginia
                   Kanawha Development Corporation                            West Virginia
                   Vandalia Resources, Inc.                                   West Virginia
              Pittston Coal Management Company                                Virginia
              Pittston Coal Sales Corp.                                       Virginia
              Pittston Coal Terminal Corporation                              Virginia
                   Pyxis Resources Company                                    Virginia
                   HICA Corporation                                           Kentucky
                   Holston Mining, Inc.                                       West Virginia
                   Motivation Coal Company                                    Virginia
                   Paramont Coal Corporation                                  Delaware
              Sheridan-Wyoming Coal Company, Incorporated                     Delaware
              Thames Development, Ltd.                                        Virginia
                   Buffalo Mining Company                                     West Virginia
                   Clinchfield Coal Company                                   Virginia
                   Dante Coal Company                                         Virginia
                   Eastern Coal Corporation                                   West Virginia
                   Elkay Mining Company                                       West Virginia
                   Jewell Ridge Coal Corporation                              Virginia
                   Kentland-Elkhorn Coal Corporation                          Kentucky
                   Little Buck Coal Company                                   Virginia
                   Meadow River Coal Company                                  Kentucky
                   Pittston Coal Group, Inc.                                  Virginia
                   Ranger Fuel Corporation                                    West Virginia
                   Sea "B" Mining Company                                     Virginia
              Pittston Mineral Ventures Company                               Delaware
                PMV Gold Company                                              Delaware
                   Pittston Nevada Gold Company (50%)
                    [50% by MPI Gold (USA) Ltd.]                              Delaware
                   MPI Gold (USA) Ltd. (34.1%)                                Nevada
                Pittston Mineral Ventures International Ltd.                  Delaware
                Pittston Mineral Ventures of Australia Pty Ltd.               Australia




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                                          5

                                                                                Jurisdiction
         Company                                                              of Incorporation
         -------                                                            -------------------
         Carbon Ventures Pty. Limited                                         Australia
           International Carbon (Aust.) Pty. Limited                          Australia
         Mining Project Investors Pty. Ltd. (51.5%)                           Australia
           Fodina Minerals Pty. Limited                                       Australia
           MPI Gold Pty. Limited                                              Australia
               Stawell Gold Mines Pty. Limited                                Australia
           MPI Gold (USA), Inc.                                               Delaware
         Pittston Australasian Mineral Exploration Pty Limited                Australia
         Pittston Black Sands of Western Australia Pty Limited                Australia



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